Project debt	6 Months Ended
Jun. 30, 2021
Project debt [Abstract]
Project debt
Note 15. - Project debt
This note shows the project debt linked to the contracted concessional assets included in Note 6 of these Consolidated Condensed Interim Financial Statements.
Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In addition, the cash of the Company´s projects includes funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $292 million as of June 30, 2021 ($280 million as of December 31, 2020).
The breakdown of project debt for both non-current and current liabilities as of June 30, 2021 and December 31, 2020 is as follows:

	Balance as of June 30,	Balance as of December 31,
	2021	2020
	($ in thousands)
Non-current	4,678,849	4,925,268
Current	695,341	312,346
Total Project debt	5,374,190	5,237,614

The increase in total project debt as of June 30, 2021 is primarily due to business combinations for a total amount of $322 million (Note 5), partially offset by the lower value of debt denominated in Euros given the depreciation of the Euro against the U.S. dollar since December 31, 2020, and the repayment of Project debt for the period in accordance with the financing arrangements.
The Kaxu project financing arrangement contains cross-default provisions related to Abengoa such that debt defaults by Abengoa, subject to certain threshold amounts and/or a restructuring process, could trigger a default under the Kaxu project financing arrangement. The insolvency filing by the individual company Abengoa S.A. on February 22, 2021 represents a theoretical event of default under the Kaxu project finance agreement. Although the Company does not expect the acceleration of debt to be declared by the credit entities, Kaxu does not have what International Accounting Standards define as an unconditional right to defer the settlement of the debt for at least twelve months, as the cross-default provisions make that right conditional. Therefore, Kaxu total debt has been presented as current in the Consolidated Condensed Interim Financial Statements of the Company as of June 30, 2021 for an amount of $359 million, in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”. The Company is currently negotiating a waiver from the creditors and/or contractual modifications to permanently remove the cross-default provision.
The repayment schedule for project debt in accordance with the financing arrangements and assuming there will be no acceleration of the Kaxu debt, as of June 30, 2021, is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2021
Interest repayment	Nominal repayment	Between January and June 2022	Between July and December 2022	2023	2024	2025	Subsequent years	Total
($ in thousands)
18,021	202,332	136,155	194,551	364,781	378,875	512,890	3,566,585	5,374,190

The repayment schedule for project debt in accordance with the financing arrangements as of December 31, 2020, was as follows and was consistent with the projected cash flows of the related projects:

2021		2022	2023	2024	2025	Subsequent years	Total
	($ in thousands)
Interest repayment	Nominal repayment
19,287	293,059	328,364	355,806	371,548	508,843	3,360,707	5,237,614